Significant Accounting Policies - Cash, Cash Equivalents and Restricted Cash (Details) - Forge Nano, Inc. $ in Thousands	Jun. 30, 2026 USD ($) item	Dec. 31, 2025 USD ($) item	Jun. 30, 2025 USD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)
Significant Accounting Policies
Number of restricted cash accounts | item	2	2
Cash and cash equivalents	$ 28,591	$ 9,061		$ 3,850
Restricted cash	1,082	368		8,388
Total	$ 29,673	$ 9,429	$ 28,914	$ 12,238	$ 41,476